UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2008

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland  21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01                           Entry into a Material Definitive Agreement

On April 18, 2008, OHI Asset III (PA) (“OHI”), a wholly owned subsidiary of Omega Healthcare Investors, Inc., and certain affiliated entities of CommuniCare Health Services (“CommuniCare”), entered into the Second Consolidated Amended and Restated Master Lease (the “Restated Master Lease”), amending and restating the Consolidated Amended and Restated Master Lease dated as of February 1, 2007 (the “Existing Master Lease”), pursuant to which the leases of certain facilities recently purchased by OHI were consolidated into the Existing Master Lease.  The current term of the Restated Master Lease’s term expires on April 30, 2018, with two remaining ten-year renewal option.  The Restated Master Lease increases annualized cash rent payable to OHI by $4.7 million to approximately $24 million.

Also on April 18, 2008, OHI entered into a Loan Agreement with certain affiliated entities of CommuniCare pursuant to which OHI made a first mortgage loan in the principal amount of approximately $74.9 million (the “Loan”).  The Loan has a stated interest rate of 11% and matures on April 30, 2018, with two ten-year renewal options.  CommuniCare used the proceeds of the Loan to acquire seven skilled nursing facilities located in Maryland.  The Loan is secured by a lien on the seven facilities.  At the Loan closing, $4.9 million of Loan proceeds were escrowed pending CommuniCare’s acquisition of an additional 90 bed skilled nursing facility, also located in Maryland.  CommuniCare expects to acquire the additional facility within eight months upon the satisfaction of certain contingencies, including the granting of a lien on such facility to secure the Loan.  If the additional facility in not acquired, CommuniCare will be obligated to re-pay the $4.9 million of escrowed Loan proceeds.

Item 2.02                           Results of Operations and Financial Condition

On April 23, 2008, 2008, Omega Healthcare Investors, Inc. (“Omega”) issued a press release regarding its financial results for the quarter ended March 31, 2008.  Omega’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                           Description of Exhibit

99.1                           Press Release dated April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  April 23, 2008                                                                By: /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

Exhibit Index

Exhibit No.                           Description of Exhibit

99.1                           Press Release dated April 23, 2008.